LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED APRIL 14, 2020

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

OF THE FUNDS LISTED IN SCHEDULE A

The following disclosure supplements the “Management” section of each Fund’s Summary Prospectus and Prospectus and the “More on fund management” section of each Fund’s Prospectus:

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, Legg Mason Partners Fund Advisor, LLC and the subadviser(s), each currently a wholly owned subsidiary of Legg Mason, would become a wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated in the latter part of 2020.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the management and subadvisory agreements. Therefore, the fund’s Board of Trustees has approved new management and subadvisory agreements that will be presented to the shareholders of the fund for their approval. Additional informational materials will be mailed to shareholders.

SCHEDULE A

Fund	Date of Summary Prospectus and Prospectus

Western Asset Core Plus VIT Portfolio	April 29, 2019
Western Asset Variable Global High Yield Bond Portfolio	April 29, 2019

Please retain this supplement for future reference.

WASX590491